UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 16, 2014
COLUMBIA BANKING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Washington	0-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street Tacoma, WA		98402
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (253) 305-1900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

å	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

å	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

å	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

å	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report
Item 8.01 Other Events.
On May 16, 2014, it was announced that Columbia Banking System, Inc. ("Columbia") accepted an offer from Sound Financial Bancorp for the sale of three of Columbia's retail branches located on the Olympic Peninsula in Sequim, Port Ludlow and Port Angeles, Washington.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date:	May 19, 2014	/s/ MELANIE J. DRESSEL
Melanie J. Dressel
President and Chief Executive Officer